--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

December 15, 1998

Dear Shareholder:

We are pleased to present the annual report for Schroder Series Trust for the fiscal year ended October 31, 1998. For most of the fiscal year, U.S. financial markets proved quite resilient to economic shocks elsewhere in the world and, towards the end of this period, to weaker corporate profits at home. While the U.S. markets were not immune to these problems, especially in October, their immediate impact was short-lived. The concerns have at times seemed numerous, ranging from political uncertainties to hedge fund and banking sector difficulties, but both Treasury and stock markets ended the fiscal year showing positive returns. Within these more volatile markets, however, quality and liquidity were increasingly prized; lower-rated credits and corporate bond spreads widened significantly over Treasuries, while large cap stocks outperformed smaller ones for most of the period.

The U.S. economy delivered another solid performance in 1998, with real gross domestic product (GDP) growing by an estimated 3.7%, after a 3.9% gain in 1997. This year's outcome was particularly impressive given that the U.S. trade deficit increased dramatically following the collapse of many emerging market economies. Domestic demand grew at almost a 5% pace over the year, driven by consumer spending and a significant gain in capital spending, led by the high-tech industry. Inflation continued to fall, as the lagged effects of the dollar's appreciation -- together with global overcapacity in many industries -- outweighed the impact of a tight domestic labor market. The Federal Reserve responded to global financial turmoil, and to early indications of weakening U.S. growth, by reducing interest rates twice prior to the end of the fiscal year.

Looking ahead, we anticipate that U.S. economic growth will slow in the coming year. Corporate profits are being squeezed and corporations are beginning to reduce costs aggressively. We believe that consumer and capital spending, which have been the two main engines of U.S. growth in 1998, will expand far more slowly in 1999. At the present time, we are anticipating a slowdown in real GDP growth in 1999. We expect inflation rates to remain broadly unchanged from those of 1998 and corporate profits to decline during 1999. In addition, we believe that interest rates are likely to continue to fall.

On a brighter note, markets have been encouraged lately by moves by the Federal Reserve and its global counterparts to offset pressures, by lowering interest rates and issuing public statements that acknowledge the need to address international pressure points before they become major problems. Although there are clearly challenges ahead, lower interest rates in the U.S. should help soften the impact of weaker earnings in the domestic equity market, while the absence of inflationary pressures and some unusually cheap valuations in parts of the market present some interesting opportunities for bond investors.

We thank you for your support of Schroder Series Trust. We welcome your comments and look forward to servicing your investment needs in the years to come.


Sincerely,


/s/ Mark J. Smith
----------------------
Mark J. Smith
Chairman




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

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE
For the fiscal year ending October 31, 1998, the Schroder Large Capitalization Equity Fund delivered strong gains, outperforming its benchmark by approximately 2%. The Fund appreciated 23.91% while its benchmark, the S&P 500 Index, rose 21.99%.

Strong stock selection in the technology, capital goods and financial services sectors contributed positively to the performance of the Fund, whereas our consumer cyclical holdings contributed negatively. Among our best performers over the period were Lucent Technologies, General Electric, Cisco Systems, American International Group and Abbott Laboratories. In terms of sector allocation, an overweighting in financials and an underweighting in telecommunications detracted from performance.

MARKET BACKGROUND
Compared to recent years, global markets have been extremely volatile over the past 12 months. In the U.S., larger stocks significantly outperformed all other segments of the stock market. The large cap benchmark, the S&P 500 Index, gained 21.99%, while the S&P MidCap 400 Index rose only 6.71% and a small cap index, the Russell 2000, fell 11.84%. We believe that this disparity in performance was primarily due to the lack of liquidity in all capital markets caused by the various international financial crises throughout the period. In an effort to shield the U.S. economy from this turmoil, between the end of September and October 31, the Federal Reserve reduced short-term interest rates twice, from 5.5% to 5%.

INVESTMENT POLICY
Throughout the fiscal year, the Fund remained diversified across most industry sectors. Our investment process leads us to look for companies with solid long-term growth rates. During the period, we added to our financial services and consumer holdings as we believe that these sectors have strong earnings potential. We also added selectively to our position in technology, specifically computer-related stocks. The basic industry, utilities and transportation sectors, in our view, have less certain growth prospects and their presence in the S&P 500 is comparatively small.

The Fund uses a market capitalization-weighted strategy to determine the weighting of individual stocks within the portfolio, so that the larger a company's market capitalization, the larger its weighting in the portfolio. This concentration on large capitalization stocks boosted returns over the period and, at the end of the fiscal year, the Fund's largest holding was General Electric at 10.3% of the Fund's total assets. Other large holdings included IBM, Philip Morris, AT&T, Bristol Myers, Johnson & Johnson and American International Group. We believe that these companies are global competitors with world-class management and unique assets. IBM, Philip Morris and AT&T are currently managing challenging transitions in their businesses and appear to have strong earnings potential. In August we further diversified the Fund's portfolio by increasing the total number of holdings in the portfolio from 50 to 80. This should help minimize the Fund's overall risk exposure during more volatile periods.

OUTLOOK
We will continue to focus on high quality, large cap stocks. In particular, we look for visible earnings growth, skilled management teams and attractively priced securities relative to the relevant peer group or the overall market. These criteria are crucial to our stock selection process.

Looking ahead, we believe that the equity market is susceptible to a short-term correction; the recent market rally has left the equity market overbought and, until prices come down to more attractive levels, there will be fewer buyers in the marketplace. However, against a backdrop of falling interest rates and low inflation, we believe that any correction will be modest. Going forward, corporate profitability is crucial to provide a solid base for the stock market in the year ahead.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                              [Comparison Chart]

                                     LARGE CAP EQUITY
                                           FUND               S & P 500 INDEX

Feb-94                                   $10000                   $10000
                                         $ 9960                   $ 9901
                                         $ 9450                   $ 9469

Apr                                      $ 9510                   $ 9591
                                         $ 9730                   $ 9748
                                         $ 9400                   $ 9509

Jul                                      $ 9700                   $ 9821
                                         $ 9980                   $10224
                                         $ 9490                   $ 9974

Oct                                      $ 9450                   $10199
                                         $ 9080                   $ 9827
                                         $ 9214                   $ 9973

Jan-95                                   $ 9426                   $10231
                                         $ 9890                   $10630
                                         $10051                   $10944

Apr                                      $10313                   $11265
                                         $10575                   $11716
                                         $10787                   $11988

Jul                                      $11200                   $12386
                                         $11331                   $12417
                                         $11522                   $12941

Oct                                      $11210                   $12894
                                         $11825                   $13460
                                         $11820                   $13720

Jan-96                                   $12227                   $14186
                                         $12458                   $14318
                                         $12656                   $14456

Apr                                      $12788                   $14668
                                         $12876                   $15047
                                         $12744                   $15104

Jul                                      $12228                   $14436
                                         $12503                   $14741
                                         $13107                   $15571

Oct                                      $13383                   $16001
                                         $14492                   $17210
                                         $14180                   $16870

Jan-97                                   $15044                   $17924
                                         $15125                   $18064
                                         $14635                   $17319

Apr                                      $15229                   $18353
                                         $16163                   $19464
                                         $16746                   $20336

Jul                                      $18123                   $21955
                                         $16840                   $20725
                                         $17470                   $21861

Oct                                      $16886                   $21131
                                         $17563                   $22109
                                         $17904                   $22489

Jan-98                                   $18089                   $22739
                                         $19223                   $24378
                                         $20372                   $25627

Apr                                      $20287                   $25885
                                         $19861                   $25440
                                         $21521                   $26473

Jul                                      $21308                   $26190
                                         $17946                   $22403
                                         $19180                   $23839

Oct-98                                   $20925                   $25777


The S&P 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                                 TOTAL RETURNS
                                                                 -------------
                                                      ONE YEAR ENDED       INCEPTION TO
                                                     OCTOBER 31, 1998    OCTOBER 31, 1998*
                                                     ----------------    -----------------

Schroder Large Capitalization Equity Fund..........       23.91%               16.98%


*Average annual total return from commencement of operations (February 16, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1998

                    TOP TEN HOLDINGS


SECURITY                                    % OF NET ASSETS
-----------------------------------------------------------

General Electric Co.                              10.3%
IBM                                                5.1%
Philip Morris Cos.                                 4.5%
AT&T Corp.                                         4.1%
Bristol-Myers Squibb Co.                           4.0%
Johnson & Johnson                                  4.0%
American International Group, Inc.                 3.2%
SBC Communications, Inc.                           3.1%
Bell Atlantic Corp.                                3.0%
Bellsouth Corp.                                    2.8%
                                                  -----
Total                                             44.1%


                    INVESTMENT BY SECTOR


SECTOR                                      % OF NET ASSETS
-----------------------------------------------------------
Banks                                             14.7%
Capital Goods                                     14.2%
Consumer Cyclical                                  3.7%
Consumer Staples                                  13.2%
Financial Services                                14.6%
Health Care                                       13.7%
Technology                                         9.1%
Telecommunications                                15.1%
Transportation                                     0.5%
Utilities                                          0.8%
Cash Equivalents and Other Net Assets              0.4%
                                                 ------
Total                                            100.0%






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

For the fiscal year ended October 31, 1998, the Schroder Small Capitalization Value Fund Investor Shares declined 13.29%, and its Advisor Shares declined 13.63%, compared with its benchmark, the Russell 2000 Index, which fell 11.84%. For the fiscal quarter ended October 31, 1998, the Fund's Investor Shares declined 7.98% and its Advisor Shares declined 8.08%; for the same quarter, the Russell 2000 Index declined 9.57%.

The last year has been a rollercoaster ride for investors. After significant outperformance in fiscal 1997, our small capitalization value style was out of favor. Recurring fears about events in Asia and the slowing global economy resulted in continual volatility and a "flight to quality", as investors sought safety and liquidity in large cap stocks. Small cap stocks, in general, lagged behind their larger counterparts.

However, the Fund ended the year on a high note. Following an unexpected rate cut by the Federal Reserve in mid-October, the Fund rose, with its Investor Shares rising a total of 23.9% from October 8 through October 31, outperforming the Russell 2000, which rose 21.9% and the S&P 500 Index, which rose 14.5%.

INVESTMENT POLICY

At the start of the year, the Fund was positioned to limit its exposure to the developing Asian economic crisis. We reduced investments in companies exposed to Asia and reinvested in small companies with predominantly U.S. derived earnings; we trimmed our positions in technology, cyclical, and capital goods; we remained overweighted in interest-sensitive issues, especially asset gatherers and specialty insurers. We also identified some attractive niche opportunities in the utility sector, including water and gas companies. As the Asian crisis spread to Russia, Latin America and, in some instances, to Europe and North America, earnings expectations for U.S. companies in 1999 were reduced to reflect slowing global growth. We added some defense industry and education stocks, as we believe that their prospects for earnings growth in the short term are superior and their valuations were extremely attractive.

While our defensive positioning helped our relative performance, illiquidity and outflows overrode our Fund's positioning. In early October, small cap valuations were at unprecedented low levels relative to large cap stocks. Consequently, we upgraded our portfolio. A number of excellent companies, which have historically been too expensive, returned to our universe at extremely attractive valuations. We were able to select from among the best businesses with the best managements, superior earnings prospects and high quality balance sheets at bargain prices. For example, many technology companies were particularly hard hit by the Asian economic crisis, as much of the incremental demand growth for these products came from emerging Asian economies. We were able to buy many quality situations at or below solid book value.

OUTLOOK

Looking ahead, we are optimistic. We believe that the small cap sector may have bottomed in early October and that small caps should be able to sustain their rally into 1999. Most notably, rate cuts by the Federal Reserve have historically been the catalyst for small cap outperformance. We are confident that the current portfolio is now well positioned to take advantage of any rebound in the Russell 2000.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                              [Comparison Chart]

                                    SMALL CAP VALUE
                                          FUND              RUSSELL 2000 INDEX

Feb-94                                   $10000                   $10000
                                         $ 9880                   $ 9982
                                         $ 9660                   $ 9455

Apr                                      $ 9800                   $ 9511
                                         $ 9690                   $ 9404
                                         $ 9460                   $ 9084

Jul                                      $ 9520                   $ 9233
                                         $ 9800                   $ 9748
                                         $ 9810                   $ 9716

Oct                                      $ 9770                   $ 9678
                                         $ 9300                   $ 9287
                                         $ 9490                   $ 9537

Jan-95                                   $ 9210                   $ 9416
                                         $ 9540                   $ 9808
                                         $ 9743                   $ 9977

Apr                                      $10023                   $10196
                                         $10383                   $10374
                                         $10643                   $10912

Jul                                      $11194                   $11541
                                         $11354                   $11780
                                         $11364                   $11990

Oct                                      $10774                   $11454
                                         $11374                   $11935
                                         $11711                   $12251

Jan-96                                   $11521                   $12237
                                         $12172                   $12619
                                         $12322                   $12876

Apr                                      $12242                   $13565
                                         $13593                   $14100
                                         $12783                   $13520

Jul                                      $11742                   $12340
                                         $12603                   $13057
                                         $13043                   $13567

Oct                                      $13062                   $13359
                                         $14054                   $13909
                                         $14512                   $14273

Jan-97                                   $15039                   $14559
                                         $15072                   $14206
                                         $14589                   $13536

Apr                                      $15116                   $13574
                                         $16608                   $15083
                                         $17573                   $15730

Jul                                      $18680                   $16462
                                         $19459                   $16839
                                         $20143                   $18071

Oct                                      $19392                   $17278
                                         $19119                   $17166
                                         $19174                   $17466

Jan-98                                   $18470                   $17190
                                         $19837                   $18460
                                         $20930                   $19221

Apr                                      $21072                   $19327
                                         $19848                   $18285
                                         $19431                   $18323

Jul                                      $18260                   $16841
                                         $14602                   $13571
                                         $15657                   $14633

Oct-98                                   $16803                   $15230


The Russell 2000 Index is a capitalization weighted broad based index of 2000 small capitalization U.S. companies.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION

                                                                       TOTAL RETURNS
                                                                       -------------
                                                            ONE YEAR ENDED        INCEPTION TO
                                                           OCTOBER 31, 1998    OCTOBER 31, 1998*
                                                           ----------------    ------------------
Schroder Small Capitalization Value Fund -- Investor
  Shares.................................................       -13.29%               11.66%

                                                            ONE YEAR ENDED        INCEPTION TO
                                                           OCTOBER 31, 1998    OCTOBER 31, 1998**
                                                           ----------------    ------------------
Schroder Small Capitalization Value Fund -- Advisor
  Shares.................................................       -13.63%              -15.19%


* Average annual total return from commencement of Fund operations (February 16, 1994)
** Average annual total return from inception date of Advisor Shares (September
   26, 1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1998

                    TOP TEN HOLDINGS


SECURITY                                        % OF NET ASSETS
---------------------------------------------------------------
Data General Corp.                                    4.3%
Symantec Corp.                                        3.8%
Kent Electronics Corp.                                3.5%
Protective Life Corp.                                 3.3%
Alliant Techsystems, Inc.                             3.1%
Millipore Corp.                                       3.1%
The Learning Co., Inc.                                3.1%
Valassis Communications, Inc.                         3.1%
Warnaco Group Inc.                                    3.0%
Horace Mann Educators Corp.                           3.0%
                                                     ----
Total                                                33.3%


                    INVESTMENT BY SECTOR


SECTOR                                         % OF NET ASSETS
--------------------------------------------------------------
Banks and Finance                                     8.2%
Basic Industry                                        6.1%
Capital Goods                                        11.4%
Consumer Discretionary                               12.3%
Consumer Staples                                      3.5%
Energy                                               13.4%
Health Care                                           2.9%
Insurance                                             8.8%
Real Estate Investment Trust                          1.5%
Technology                                           19.5%
Utilities                                             8.1%
Cash Equivalents and Other Net Assets                 4.3%
                                                    -----
Total                                               100.0%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

During the fiscal year ended October 31, 1998, the Schroder MidCap Value Fund's Investor Shares declined 6.18%, compared with its benchmark, the S&P MidCap 400 Index, which rose 6.71% over the same period.

There are a number of reasons for our underperformance. The Fund was invested in the lower end of the MidCap Index, so that we bought stocks at an initial market size of between $750 million and $5 billion. Approximately 17% of the index was invested in companies with a market capitalization in excess of $5 billion. Over the fiscal period, performance was dominated by the large cap stocks. Small and mid-cap stocks significantly lagged behind their larger counterparts. In addition, our "value" investment style was out of favor in fiscal 1998. Investors favored rapid growth stocks like internet-related companies, rather than smaller, value-oriented companies.

However, the Fund ended the year on a high note. Fanned by a second, unexpected rate cut by the Federal Reserve, the Fund's Investor Shares rose 25.4% from October 8 to October 31, outperforming its benchmark, the S&P MidCap 400 Index, which rose 21.1%.

INVESTMENT POLICY

The Fund was positioned at the start of the year with limited exposure to the developing Asian economic crisis. We reduced our investments in companies exposed to these regions, reinvesting in companies with predominantly U.S. derived earnings. We also trimmed our holdings in the technology, cyclical and capital goods sectors.

Our main overweighting during the period was in interest-sensitive stocks, such as asset gatherers and specialty insurers. We also identified several attractive niche opportunities in the utility sector, investing in water, gas and electric companies for the first time. As we reduced our earnings expectations to reflect the slowing growth, we added some defense industry and education stocks to our portfolio. We believe that their prospects for superior earnings growth in the short term are excellent and valuations were compelling.

By early October, mid-cap stock valuations had reached unprecedented lows relative to large cap stocks. As estimate reductions and illiquidity indiscriminately pummeled most mid-cap stocks, we upgraded our portfolio. A number of excellent companies, which have historically been too expensive, returned to our universe at extremely attractive valuations. We were able to select from among the best businesses with the best managements, superior earnings prospects and high quality balance sheets at bargain prices. Among the sectors hardest hit was technology, as much of the incremental demand growth for these products came from emerging Asian economies. We were able to buy many of these technology stocks at or below their solid book values and we finished the year overweight in this sector.

OUTLOOK

In the year ahead, we will stick to our focused stock-selection discipline. We are confident that the Fund is invested in high quality, well managed businesses with above-average growth prospects at bargain basement valuations. In our view, the huge difference in valuation between large cap and mid-cap stocks will significantly reduce in the year ahead and the Fund is well positioned to take advantage of any such rebound.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                              [Comparison Chart]

                                                S & P
                                MIDCAP        MIDCAP 400
                              VALUE FUND        INDEX

AUG-97                          $10000          $10000
                                $10320          $ 9988
                                $10880          $10562

OCT                             $10360          $10103
                                $10360          $10252
                                $10700          $10650

JAN-98                          $10450          $10448
                                $11349          $11313
                                $11990          $11823

APR                             $11990          $12038
                                $11439          $11497
                                $11309          $11569

JUL                             $10559          $11120
                                $ 8199          $ 9051
                                $ 8799          $ 9896

OCT-98                          $ 9720          $10781


The S&P MidCap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION

                                                                        TOTAL RETURNS
                                                                        -------------
                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 1998    OCTOBER 31, 1998*
                                                            ----------------    -----------------
Schroder MidCap Value Fund -- Investor Shares...........         -6.18%               -2.24%

                                                                                  INCEPTION TO
                                                                               OCTOBER 31, 1998**
                                                                               ------------------
Schroder MidCap Value Fund -- Advisor Shares............                              4.52%


*  Average annual total return from commencement of Fund operations (August 1,
   1997)
** Total return from inception date of Advisor Shares (October 23, 1998)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1998

                        TOP TEN HOLDINGS


SECURITY                                       % OF NET ASSETS
--------------------------------------------------------------

Alliant Techsystems, Inc.                            4.3%
Valassis Communications, Inc.                        4.3%
The Learning Co., Inc.                               4.1%
Diebold, Inc.                                        4.0%
Protective Life Corp.                                3.9%
Weatherford International, Inc.                      3.9%
Teradyne, Inc.                                       3.8%
SCI Systems, Inc.                                    3.7%
Comdisco, Inc.                                       3.6%
Millipore, Corp.                                     3.2%
                                                    ----
Total                                               38.8%


                        INVESTMENT BY SECTOR

SECTOR                                        % OF NET ASSETS
-------------------------------------------------------------

Banks and Finance                                    6.0%
Basic Industry                                       6.0%
Capital Goods                                        7.3%
Consumer Cyclical                                   10.9%
Consumer Staples                                     9.2%
Energy                                              15.4%
Health Care                                          5.0%
Insurance                                            9.5%
Technology                                          19.3%
Transportation                                       3.1%
Utilities                                            5.9%
Cash Equivalents and Other Net
  Assets                                             2.4%
                                                   -----
Total                                              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------


MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

For the fiscal year ended October 31, 1998, the Schroder Investment Grade Income Fund returned 8.10%, as compared with its benchmark, the unmanaged Lehman Brothers Government/Corporate Index, which returned 10.28% over the period. The Fund outperformed its peer group, the Lipper Corporate Debt A-Rated Average, which returned 7.72%.

MARKET BACKGROUND

It was a mixed year for the U.S. fixed income market. While interest rates fell sharply during the period, only Treasury issues showed positive returns. Corporates, mortgages and asset backed securities substantially dropped in value, as investors became increasingly concerned about the growing global economic crisis. Finally, the Federal Reserve responded to the reduced liquidity in the global capital markets by twice lowering the Federal Funds Rate one-quarter of one percent, from 5.5% to 5% by October 31. As central banks around the world also reduced their short-term interest rates, stability returned to the global capital markets. By the end of October, there were clear signs of recovery in the markets, including currency stability and increased international lending and borrowing. Nevertheless, as a result of the liquidity crunch which inhibited credit from spreading, non-Treasury issues have been badly hurt, leaving them at their cheapest levels in nearly ten years.

INVESTMENT POLICY

During fiscal 1998, in response to the growing concern in the capital markets and in order to benefit from falling U.S. interest rates, we extended the average maturity of the securities held by the Fund. We also increased our holdings in Treasury issues due to their high credit ratings and good liquidity. In terms of downside protection, we reduced our holdings in corporates, held virtually no non-U.S. issuers and avoided exposing the Fund to high yield and emerging market securities. As a result, the Fund benefited from the outperformance of Treasuries to a greater extent than its peers.

OUTLOOK

We believe that the Fund is well positioned to benefit from the abundance of cheap opportunities which now exist in the fixed income market. Going forward, we favor mortgage, corporate and asset backed issues, given that interest rates should remain relatively stable in the year ahead. We anticipate reducing our holdings in Treasuries and reinvesting in these sectors around the turn of the year. We will continue to focus on investment grade securities with high credit ratings and stable cash flow characteristics.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

                              [Comparison Chart]

                                     INVESTMENT GRADE         LEHMAN BROTHERS
                                       INCOME FUND            GOV'T/CORP INDEX

Feb-94                                   $10000                  $10000
                                         $ 9968                  $ 9945
                                         $ 9708                  $ 9701

Apr                                      $ 9578                  $ 9621
                                         $ 9548                  $ 9604
                                         $ 9502                  $ 9581

Jul                                      $ 9696                  $ 9773
                                         $ 9689                  $ 9777
                                         $ 9526                  $ 9629

Oct                                      $ 9511                  $ 9619
                                         $ 9492                  $ 9601
                                         $ 9567                  $ 9665

Jan-95                                   $ 9727                  $ 9850
                                         $ 9983                  $10079
                                         $10047                  $10146

Apr                                      $10186                  $10288
                                         $10626                  $10720
                                         $10700                  $10805

Jul                                      $10643                  $10763
                                         $10771                  $10901
                                         $10859                  $11012

Oct                                      $10996                  $11174
                                         $11168                  $11358
                                         $11319                  $11525

Jan-96                                   $11398                  $11597
                                         $11161                  $11351
                                         $11069                  $11256

Apr                                      $10974                  $11178
                                         $10931                  $11159
                                         $11058                  $11307

Jul                                      $11072                  $11333
                                         $11049                  $11305
                                         $11236                  $11506

Oct                                      $11477                  $11774
                                         $11673                  $11991
                                         $11549                  $11858

Jan-97                                   $11563                  $11872
                                         $11581                  $11897
                                         $11441                  $11755

Apr                                      $11594                  $11927
                                         $11687                  $12038
                                         $11811                  $12182

Jul                                      $12131                  $12555
                                         $12012                  $12415
                                         $12178                  $12610

Oct                                      $12358                  $12811
                                         $12389                  $12879
                                         $12498                  $13014

Jan-98                                   $12679                  $13198
                                         $12644                  $13172
                                         $12673                  $13212

Apr                                      $12720                  $13278
                                         $12845                  $13421
                                         $12945                  $13557

Jul                                      $12940                  $13568
                                         $13185                  $13833
                                         $13536                  $14228

Oct-98                                   $13357                  $14127


The Lehman Brothers Government/Corporate Index is a composite of approximately 5,000 investment grade issues with maturities greater than one year.

PERFORMANCE INFORMATION

                                                                        TOTAL RETURNS
                                                                        -------------
                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 1998    OCTOBER 31, 1998*
                                                            ----------------    -----------------

Schroder Investment Grade Income Fund.....................        8.10%                6.37%


*  Average annual total return from commencement of operations (February 22,
   1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1998

               TOP TEN HOLDINGS


SECURITY                        % OF NET ASSETS
-----------------------------------------------
U.S. Treasury Note                   14.0%
6.500% 10/15/06

U.S. Treasury Bond                   13.8%
6.250% 8/15/23

FNMA PC# 409344                       4.8%
6.000% 10/01/13

U.S. Treasury Note                    4.1%
7.875% 11/15/04

FNMA 1997-1 B                         2.1%
6.500% 2/18/04

Sears Roebuck Acceptance Corp.        2.0%
6.950% 5/15/02

Union Pacific Resources Group, Inc.   2.0%
6.750% 05/15/08

FNMA PC# 303909                       1.9%
7.00% 05/01/26

FNMA PC# 250030                       1.9%
7.00% 05/01/24

Royal Caribbean Cruises, Ltd.         1.9%
8.25% 04/01/05
                                     -----
Total                                48.5%


               INVESTMENT BY SECTOR


SECTOR                          % OF NET ASSETS
-----------------------------------------------
Corporate Bonds                      32.0%
Mortgage Backed Securities           22.2%
Asset Backed Securities               6.8%
U.S. Treasury Issues                 36.9%
Cash Equivalents and Other Net
  Assets                              2.1%
                                    ------
Total                               100.0%


               CREDIT QUALITY


                              % OF MARKET VALUE
RATING                          OF INVESTMENTS
-----------------------------------------------
U.S. Treasury Issues                36.7%
U.S. Government
  Agencies/Mortgages                24.7%
AAA                                  6.8%
AA                                   4.0%
A                                   14.6%
BBB                                 13.2%
                                   ------
Total                              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

For the fiscal year ended October 31, 1998, the Schroder Short-Term Investment Fund rose 5.09% compared with its benchmark, the 90 Day U.S. Treasury Bill, which rose 5.15%.

MARKET BACKGROUND

The early part of the fiscal year was a period of relative stability for short-term interest rates, with the 90 Day U.S. Treasury Bill trading within a very narrow yield range of 5% to 5.25% for most of the period. From mid-August until mid-October 1998, yields on the Treasury Bill plunged from 5.10% to 3.61%. Investors became concerned about the growing global economic and capital markets crisis and consequently fled to the safe-haven status of other short-term U.S. government securities. Finally, the Federal Reserve responded to the reduced liquidity in the global capital markets by moving to lower interest rates. From the end of September until mid-October, the Federal Reserve made two quarter-point cuts, reducing the Federal Funds Rate from 5.5% to 5%.

INVESTMENT POLICY

During fiscal 1998, in response to growing concern in the capital markets and in order to benefit from falling U.S. interest rates, we extended the average effective maturity of securities held by the Fund from two to four months. We increased investments in those sectors of the market which had become most distressed, including asset backed and corporate securities, which were consequently the cheapest sectors of the market. All our asset backed securities had AAA credit ratings and stable cash flow characteristics. These investments were largely responsible for the Fund's incremental returns over the period.

OUTLOOK

The Fund is well positioned to benefit from the opportunity that now exists in the short duration sector. We have gradually reduced liquidity by adding asset backed and corporate issues at what we believe to be cheap prices, in an effort to boost the overall yield and performance of the Fund. Going forward, we expect to continue with this strategy. We also expect to maintain a bias toward the higher rated end of investment grade securities, notably AAA and A1/P1 rated instruments. We are confident that these securities will perform well in the coming year as we anticipate that the Federal Reserve will continue to play its part in stabilizing the global financial markets.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

                              [Comparison Chart]


The 90 Day U.S. Treasury Bill return is an average return on the three month U.S. Treasury Bill.


                          [PERFORMANCE INFORMATION]

                                                                        TOTAL RETURNS
                                                                        -------------
                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 1998    OCTOBER 31, 1998*
                                                            ----------------    -----------------
Schroder Short-Term Investment Fund.......................        5.09%                4.45%

*Average annual total return from commencement of operations (January 11, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1998

                          TOP TEN HOLDINGS


SECURITY                                          % OF NET ASSETS
-----------------------------------------------------------------
Federal National Mortgage Association 91-173 PH
6.95% 1/25/20                                          10.0%

Federal National Mortgage Association
  Discount Note
4.72% 5/25/99                                           4.9%

Chase Manhattan RV Owner Trust 97-A A5
6.05% 11/15/04                                          4.3%

Chase Manhattan Auto Owner Trust 97-B A3
6.35% 2/15/01                                           4.2%

General Motors Acceptance Corp. FRN
5.219% 10/30/00                                         3.7%

Green Tree Financial Corp. 92-2 A4
8.15% 1/15/18                                           3.5%

Contimortgage Home Equity Loan Trust 97-4 A5
6.44% 12/15/12                                          3.4%

Green Tree Financial Corp. 97-6 A3
6.32% 1/15/29                                           3.4%

Ford Credit Auto Owner Trust 98-B A3
5.85% 10/15/01                                          3.4%

Contimortgage Home Equity Loan Trust 98-2 A3
6.13% 3/15/13                                           3.3%
                                                       ----
Total                                                  44.1%


                          INVESTMENT BY SECTOR

SECTOR                                           % OF NET ASSETS
----------------------------------------------------------------
Asset and Mortgage Backed Securities                   53.6%
Certificates of Deposit                                 3.3%
Commercial Paper                                       27.8%
Corporate Bonds                                         7.1%
U.S. Government Agency Discount Notes                   4.9%
U.S. Treasury Notes and Government Agencies             3.3%
Cash Equivalents and Other Net Assets                   0.0%
                                                      -----
Total                                                 100.0%


                           CREDIT QUALITY

                                               % OF MARKET VALUE
RATING                                           OF INVESTMENTS
----------------------------------------------------------------
U.S. Government Issues                                 24.9%
AAA/A1/P1                                              75.1%
                                                      -----
Total                                                 100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

Set forth below is performance information for each Fund as of the most recent calendar quarter:

                                                          ONE YEAR ENDED      INCEPTION OF FUND TO
                                                        SEPTEMBER 30, 1998    SEPTEMBER 30, 1998*
                                                        ------------------    --------------------
Schroder Large Capitalization Equity
  Fund -- Investor....................................          9.79%                 15.13%
Schroder Small Capitalization Value
  Fund -- Investor....................................        -23.29%                 10.19%
Schroder Small Capitalization Value Fund -- Advisor...        -23.54%                 10.11%**
Schroder MidCap Value Fund -- Investor................        -19.12%                -10.37%
Schroder Investment Grade Income Fund -- Investor.....         11.17%                  6.80%
Schroder Short-Term Investment Fund -- Investor.......          5.13%                  4.44%


* Average annual total returns from commencement of Fund operations (February 16, 1994 for Schroder Large Capitalization Equity Fund and Schroder Small Capitalization Value Fund; August 1, 1997 for Schroder MidCap Value Fund; February 22, 1994 for Schroder Investment Grade Income Fund and January 11, 1994 for Schroder Short-Term Investment Fund)

** Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for periods prior to September 26, 1997, the inception date for Advisor Shares. Such performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares. The average annual total return for Advisor Shares of the Fund from September 26, 1997 through September 30, 1998 was -21.94%.

There were no Advisor Shares of the Schroder MidCap Value Fund outstanding as of September 30, 1998.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                              ------------------

The views expressed in this report were those of each Fund's portfolio manager as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of each Fund in understanding their investment in the Fund and do not constitute investment advice. Investors should consult their own investment professionals as to their individual investment programs.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

 Shares                                   Value $
 ------                                   -------
            COMMON STOCKS
            BANKS - (14.7%)
   17,874   BankAmerica Corporation      1,026,638
    6,400   BankBoston Corporation         235,600
   16,400   Bank of New York,
             Incorporated                  517,625
   10,206   Bank One Corporation           498,818
    5,100   Chase Manhattan
             Corporation                   289,744
    3,400   Comerica, Incorporated         219,300
    5,800   Fifth Third Bancorp            384,250
   21,300   First Union Corporation      1,235,400
   12,400   Fleet Financial Group,
             Incorporated                  495,225
    5,700   Mellon Bank Corporation        342,712
    7,200   National City Corporation      463,050
   16,600   Norwest Corporation            617,312
    6,600   PNC Bank Corporation           330,000
    3,500   State Street Corporation       218,313
    4,600   Suntrust Banks,
             Incorporated                  320,563
   16,300   U.S. Bancorp                   594,950
    4,500   Wachovia Corporation           408,937
    1,900   Wells Fargo & Company          703,000
                                         ---------
                                         8,901,437

            CAPITAL GOODS - (14.2%)
   71,500   General Electric Company     6,256,250
    2,800   Honeywell, Incorporated        223,650
    6,000   Pitney Bowes,
             Incorporated                  330,375
   12,800   Tyco International
             Limited                       792,800
    5,000   United Technologies
             Corporation                   476,250
   12,400   Waste Management,
             Incorporated                  559,550
                                         ---------
                                         8,638,875

            CONSUMER CYCLICAL - (3.7%)
   13,100   Carnival Corporation           424,112
    4,700   Costco Companies,
             Incorporated(1)               266,725
    9,600   Dayton Hudson Corporation      406,800
    4,600   Federated Department
             Stores, Incorporated(1)       176,813
    6,200   Gannett, Incorporated          383,625
    7,700   Lowes Companies,
             Incorporated                  259,394
    5,100   The May Department Stores
             Company                       311,100
                                         ---------
                                         2,228,569

            CONSUMER STAPLES - (13.2%)
    5,400   Albertson's, Incorporated      300,038
   10,700   Anheuser Busch Company,
             Incorporated                  635,981
    5,800   Avon Products,
             Incorporated                  230,188
    8,400   CVS Corporation                383,775
    5,600   Kroger Company(1)              310,800
   15,100   McDonald's Corporation       1,009,812
   32,700   PepsiCo, Incorporated        1,103,625
   53,300   Philip Morris Companies,
             Incorporated                2,724,962
    5,700   Rite Aid Corporation           226,219
   10,500   Safeway, Incorporated(1)       502,031
   10,200   Sara Lee Corporation           608,812
                                         ---------
                                         8,036,243

            FINANCIAL SERVICES - (14.6%)
   18,382   Allstate Corporation           791,575
   10,100   American Express Company       892,588
    5,600   American General
             Corporation                   383,600
   23,050   American International
             Group, Incorporated         1,965,013
    3,700   AON Corporation                229,400
    7,600   Associates First Capital
             Corporation                   535,800
    4,900   Equitable Companies,
             Incorporated                  240,100
   14,900   Federal Home Loan
             Mortgage Corporation          856,750
   22,800   Federal National Mortgage
             Association                 1,614,525
    1,667   General Reinsurance
             Corporation                   366,219
    5,650   Marsh & McLennan Company,
             Incorporated                  313,575




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            FINANCIAL SERVICES - (CONTINUED)
   16,500   MBNA Corporation               376,406
    4,300   SunAmerica, Incorporated       303,150
                                       -----------
                                         8,868,701
            HEALTH CARE - (13.7%)
   33,900   Abbott Laboratories          1,591,181
    5,600   Amgen, Incorporated(1)         439,950
    6,200   Baxter International,
             Incorporated                  371,613
    5,400   Becton Dickinson &
             Company                       227,475
   21,800   Bristol-Myers Squibb
             Company                     2,410,263
    3,300   Guidant Corporation            252,450
   29,500   Johnson & Johnson            2,404,250
   11,100   Pharmacia & Upjohn,
             Incorporated                  587,606
                                       -----------
                                         8,284,788

            TECHNOLOGY - (9.1%)
    7,100   Eastman Kodak Company          550,250
   10,900   EMC Corporation(1)             701,687
    9,400   HBO & Company                  246,750
   20,700   International Business
             Machines                    3,072,656
    4,000   Tellabs, Incorporated(1)       220,000
    7,235   Xerox Corporation              700,891
                                       -----------
                                         5,492,234

            TELECOMMUNICATIONS - (15.1%)
   24,100   Ameritech Corporation        1,299,894
   39,800   AT&T Corporation             2,477,550
   34,100   Bell Atlantic Corporation    1,811,562
   21,700   Bellsouth Corporation        1,731,931
   40,300   SBC Communications,
             Incorporated                1,866,394
                                       -----------
                                         9,187,331

            TRANSPORTATION - (0.5%)
   10,500   Burlington Northern Santa
             Fe Corporation                324,188
                                       -----------

            UTILITIES - (0.8%)
    7,900   Duke Energy Corporation        511,031
                                       -----------
            TOTAL COMMON STOCKS (Cost
             $57,110,568) - 99.6%       60,473,397
                                       -----------

            SHORT TERM INVESTMENT - (0.1%)
   32,561   SSgA U.S. Government Fund
             4.780% (2)
             (Cost $32,561) - 0.1%          32,561
                                       -----------
            TOTAL INVESTMENTS
             (Cost $57,143,129) - 99.7% 60,505,958
            OTHER ASSETS LESS
             LIABILITIES - 0.3%            188,489
                                       -----------
            NET ASSETS - 100.0%        $60,694,447
                                       ===========



(1) Denotes non-income producing security.
(2) Interest rate shown is the 7 day yield as of October 31, 1998.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            BANKS & FINANCE - (8.2%)
   12,000   Cullen/Frost Bankers,
             Incorporated                  639,000
   58,000   Eaton Vance Corporation      1,297,750
   63,000   Liberty Financial
             Companies, Incorporated     1,582,875
    6,900   Peoples Heritage
             Financial Group,
             Incorporated                  124,200
  144,000   Sovereign Bancorp,
             Incorporated                1,890,000
                                       -----------
                                         5,533,825

            BASIC INDUSTRY - (6.1%)
   10,300   Aptargroup, Incorporated       275,525
   85,200   Millipore Corporation        2,098,050
   54,000   OM Group, Incorporated       1,761,750
                                       -----------
                                         4,135,325

            CAPITAL GOODS - (11.4%)
   30,000   Alliant Techsystems,
             Incorporated (1)            2,100,000
   52,900   Case Corporation             1,163,800
   75,000   Gerber Scientific,
             Incorporated                1,696,875
   58,600   Kollmorgen Corporation         981,550
   56,000   Stone & Webster,
             Incorporated                1,785,000
                                       -----------
                                         7,727,225

            CONSUMER DISCRETIONARY - (12.3%)
   85,200   Capstar Broadcasting
             Corporation (1)             1,480,350
   36,300   Kroll-O'Gara Company (1)       893,888
   52,000   Valassis Communications,
             Incorporated (1)            2,073,500
   79,000   Warnaco Group,
             Incorporated                2,019,437
   66,000   WestPoint Stevens,
             Incorporated (1)            1,876,875
                                       -----------
                                         8,344,050
            CONSUMER STAPLES - (3.5%)
   16,200   Nu Skin Enterprises,
             Incorporated (1)              297,675
   81,000   The Learning Company,
             Incorporated (1)            2,090,812
                                       -----------
                                         2,388,487

            ENERGY - (13.4%)
  120,000   National - Oilwell,
             Incorporated (1)            1,905,000
   96,500   Newpark Resources,
             Incorporated (1)              910,719
  176,000   Patina Oil & Gas
             Corporation                   737,000
  110,000   Plains Resources,
             Incorporated (1)            1,870,000
  124,000   Snyder Oil Corporation       1,976,250
   67,800   Valero Energy Corporation    1,695,000
                                       -----------
                                         9,093,969

            HEALTH CARE - (2.9%)
   72,000   Alpharma, Incorporated       1,993,500
                                       -----------

            INSURANCE - (8.8%)
   37,000   Delphi Financial Group,
             Incorporated                1,725,125
   70,000   Horace Mann Educators
             Corporation                 2,003,750
   60,000   Protective Life
             Corporation                 2,223,750
                                       -----------
                                         5,952,625

            REAL ESTATE INVESTMENT
             TRUST - (1.5%)
   47,850   JDN Realty Corporation       1,019,803
                                       -----------

            TECHNOLOGY - (19.5%)
   56,400   CACI, Incorporated (1)         944,700
  173,000   Data General Corporation
             (1)                         2,941,000
  148,400   Kent Electronics
             Corporation (1)             2,402,225
   55,000   National Data Corporation    1,863,125
   43,000   Policy Management Systems
             Corporation (1)             1,953,812
   55,900   Stanford
             Telecommunications,
             Incorporated (1)              572,975
  160,200   Symantec Corporation (1)     2,563,200
                                       -----------
                                        13,241,037

            UTILITIES - (8.1%)
   32,500   Aquarion Company             1,068,438
   14,000   E'Town Corporation             613,375
   70,000   Philadelphia Suburban
             Corporation                 1,719,375




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998

 Shares                                  Value $
 ------                                  -------

            COMMON STOCKS
            UTILITIES - (CONTINUED)
   20,000   Rochester Gas & Electric
             Corporation                   582,500
   65,100   Southern Union Company       1,509,506
                                       -----------
                                         5,493,194
            TOTAL COMMON STOCKS
             (Cost $55,634,134) - 95.7% 64,923,040
                                       -----------

            SHORT TERM INVESTMENTS - (4.3%)
  148,351   SSgA Money Market Fund
             4.962% (2)                    148,351
2,802,123   SSgA U.S. Government Fund
             4.780% (2)                  2,802,123
                                       -----------
            TOTAL SHORT TERM
             INVESTMENTS
             (Cost $2,950,474) - 4.3%    2,950,474
                                       -----------
            TOTAL INVESTMENTS
             (Cost
              $58,584,608) - 100.0%     67,873,514
            LIABILITIES IN EXCESS OF
             OTHER ASSETS - (0.0)%         (10,906)
                                       -----------
            NET ASSETS - 100.0%        $67,862,608
                                       ===========


(1) Denotes non-income producing security.
(2) Interest rate shown is the 7 day yield as of October 31, 1998.





See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            BANKS & FINANCE - (6.0%)
   17,800   Peoples Heritage
             Financial Group,
             Incorporated                  320,400
   23,400   Sovereign Bancorp,
             Incorporated                  307,125
                                       -----------
                                           627,525

            BASIC INDUSTRY - (6.0%)
   13,700   Millipore Corporation          337,363
    9,000   OM Group, Incorporated         293,625
                                       -----------
                                           630,988

            CAPITAL GOODS - (7.3%)
    6,500   Alliant Techsystems,
             Incorporated (1)              455,000
   14,000   Case Corporation               308,000
                                       -----------
                                           763,000

            CONSUMER CYCLICAL - (10.9%)
    7,200   Chancellor Media
             Corporation (1)               276,300
   13,500   Diebold, Incorporated          421,031
   11,300   Valassis Communications,
             Incorporated (1)              450,587
                                       -----------
                                         1,147,918

            CONSUMER STAPLES - (9.2%)
   13,800   Consolidated Stores
             Corporation (1)               226,838
    9,400   Suiza Foods Corporation (1)    306,675
   16,500   The Learning Company,
             Incorporated (1)              425,906
                                       -----------
                                           959,419

            ENERGY - (15.4%)
   11,400   BJ Services Company (1)        232,988
    9,500   Noble Affiliates,
             Incorporated                  311,125
   22,100   Pioneer Natural Resources
             Company                       332,881
    9,800   Sun Company, Incorporated      336,262
   14,880   Weatherford
             International,
             Incorporated (1)              404,550
                                       -----------
                                         1,617,806

            HEALTH CARE - (5.0%)
    7,000   HCR Manor Care,
             Incorporated (1)              227,500
    7,400   Teva Pharmaceutical
             Industries Ltd                291,838
                                       -----------
                                           519,338

            INSURANCE - (9.5%)
    7,900   Nationwide Financial
             Services, Incorporated        327,850
   11,100   Protective Life
             Corporation                   411,394
    9,000   Provident Company,
             Incorporated                  261,562
                                       -----------
                                         1,000,806

            TECHNOLOGY - (19.3%)
   24,400   Comdisco, Incorporated         376,675
    9,300   NCR Corporation (1)            312,713
    5,400   Network Associates,
             Incorporated (1)              229,500
    7,000   Policy Management Systems
             Corporation (1)               318,062
    9,800   SCI Systems, Incorporated (1)  387,100
   12,200   Teradyne, Incorporated (1)     396,500
                                       -----------
                                         2,020,550
            TRANSPORTATION - (3.1%)
   10,700   CNF Transportation,
             Incorporated                  323,675
                                       -----------
            UTILITIES - (5.9%)
    8,300   DQE, Incorporated              327,331
   11,200   Washington Gas Light
             Company                       296,100
                                       -----------
                                           623,431
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $9,941,559) -97.6%   10,234,456
                                       -----------





See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998

 Shares                                  Value $
 ------                                  -------
            SHORT TERM INVESTMENTS - (3.4%)
        1   SSgA Money Market Fund
             4.962% (2)                          1
  358,795   SSgA U.S. Government Fund
             4.780% (2)                    358,795
                                       -----------
            TOTAL SHORT TERM
             INVESTMENTS
             (Cost $358,796) - 3.4%        358,796
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $10,300,355) - 101.0%      10,593,252
            LIABILITIES IN EXCESS OF
             OTHER ASSETS - (1.0)%        (106,461)
                                       -----------
            NET ASSETS - 100.0%        $10,486,791
                                       ===========



(1) Denotes non-income producing security.
(2) Interest rate shown is the 7 day yield as of October 31, 1998.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

Principal
Amount $                                Value $
---------                               -------
            ASSET BACKED
             SECURITIES - (6.8%)
            Contimortgage Home
             Equity Loan Trust
 520,000     Series 1997-4 Class A5
             6.440% 12/15/2012            539,157
 400,000     Series 1996-3 Class A6
             7.820% 02/15/2016            413,176
 460,000    Ford Credit Auto Owner
             Trust
             Series 1998-B Class A3
             5.850% 10/15/2001            468,188
 465,000    Green Tree Financial
             Corporation
             Series 1992-2 Class A4
             8.150% 01/15/2018            486,651
                                      -----------

            TOTAL ASSET BACKED
             SECURITIES
            (Cost $1,887,676) - 6.8%    1,907,172
                                      -----------

            GOVERNMENT SECURITIES
            U.S. GOVERNMENT SECURITIES - (36.9%)
            United States Treasury Bonds
  280,000    5.500% 08/15/2028            294,820
3,470,000    6.250% 08/15/2023          3,885,394
  300,000    6.750% 08/15/2026            360,366
            United States Treasury Notes
  425,000    6.500% 05/31/2002            454,512
3,505,000    6.500% 10/15/2006          3,934,257
  275,000    7.250% 08/15/2004            313,418
  975,000    7.875% 11/15/2004          1,145,518
                                      -----------
            TOTAL GOVERNMENT
             SECURITIES
            (Cost $10,116,922) - 36.9% 10,388,285
                                      -----------
            MORTGAGE BACKED
             SECURITIES
            COLLATERALIZED MORTGAGE
             OBLIGATIONS - (6.2%)
            Federal Home Loan
             Mortgage Corporation
  400,000    Series G024 Class VB
             6.500% 07/25/2010            407,376
  500,000    Series 1543 Class PJ
             7.000% 10/15/2022            508,950
            Federal National
             Mortgage Association
  575,000    Series 1997 1 Class B
             6.500% 02/18/2004            582,699
  250,000    Series 1996 53 Class M
             6.500% 12/18/2011            250,915
                                      -----------
                                        1,749,940

            MORTGAGE PASS-THROUGH
             SECURITIES - (16.0%)
  314,830   Federal Home Loan
             Mortgage Corporation
             Pool # G00432 8.000%
             01/01/2026                   325,062
            Federal National
             Mortgage Association
1,346,400    Pool # 409344 6.000%
             10/01/2013                 1,354,920
  429,985    Pool # 303945 7.000%
             12/01/2010                   438,855
  531,989    Pool # 250030 7.000%
             05/01/2024                   543,794
  536,634    Pool # 303909 7.000%
             05/01/2026                   548,542
            Government National
             Mortgage Association
  450,367    Pool # 780350 6.500%
             05/15/2009                   459,514




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998


Principal
Amount $                                 Value $
---------                                -------

            MORTGAGE BACKED SECURITIES
            MORTGAGE PASS-THROUGH SECURITIES -
              (CONTINUED)
 524,983     Pool # 375991 7.000%
             01/15/2024                    537,944
 268,714     Pool # 423825 8.000%
             06/15/2026                    278,874
                                       -----------
                                         4,487,505
                                       -----------
            TOTAL MORTGAGE BACKED SECURITIES
            (Cost $6,085,167) - 22.2%    6,237,445
                                       -----------
            CORPORATE BONDS
            COMMUNICATION SERVICES - (1.1%)
 285,000    Cox Communications,
             Incorporated 6.500%
             11/15/2002                    293,721
                                       -----------
            FINANCE & BANKING - (19.6%)
 500,000    AFC Capital Trust I
             8.207% 02/03/2027             534,370
            Associates Corporation of
             North America
 515,000     5.750% 11/01/2003             520,999
 200,000     5.960% 05/15/2037             205,578
 400,000    Conseco, Incorporated
             6.800% 06/15/2005             386,368
 450,000    Donaldson, Lufkin &
             Jenrette, Incorporated
             6.500% 06/01/2008             435,672
            General Motors Acceptance
             Corporation
 300,000     6.750% 07/18/2003             314,319
 250,000     6.750% 10/06/2003             262,425
 515,000    Household Finance
             Corporation 5.875%
             11/01/2002                    515,994
 400,000    Lehman Brothers Holdings,
             Incorporated 6.125%
             07/15/2003                    386,452
 400,000    Merrill Lynch & Company,
             Incorporated 6.640%
             09/19/2002                    410,640
 425,000    Nationsbank Corporation
             6.600% 05/15/2010             438,494
 100,000    NCNB Corporation 10.200%
             07/15/2015                    132,277
 400,000    Paine Webber Group,
             Incorporated 6.550%
             04/15/2008                    390,108
 550,000    Sears Roebuck Acceptance
             Corporation 6.950%
             05/15/2002                    575,982
                                       -----------
                                         5,509,678
            INDUSTRIALS - (5.2%)
 400,000    Dayton Hudson Corporation
             5.875% 11/01/2008             398,750
 335,000    Lexmark International
             Group, Incorporated
             6.750% 05/15/2008             333,596
 320,000    Nabisco, Incorporated
             7.050% 07/15/2007             325,984
 400,000    Tyco International Group
             SA 6.375% 06/15/2005          410,552
                                       -----------
                                         1,468,882
            LEISURE TIME - (2.9%)
 495,000    Royal Caribbean Cruises,
             Limited
             8.250% 04/01/2005             540,307
 250,000    Time Warner, Incorporated
             8.180% 08/15/2007             286,928
                                       -----------
                                           827,235
            OIL - (3.2%)
 350,000    Enterprise Oil
             6.700% 09/15/2007             359,842
 550,000    Union Pacific Resources
             Group, Incorporated
             6.750% 05/15/2008             549,599
                                       -----------
                                           909,441
                                       -----------
            TOTAL CORPORATE BONDS
            (Cost $8,890,929) - 32.0%    9,008,957
                                       -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998


Principal
Amount $                                Value $
---------                               -------

            SHORT TERM
             INVESTMENTS - (2.7%)
       1    SSgA Money Market Fund
             4.962% (1)                         1
 752,398    SSgA U.S. Government Fund
             4.780% (1)                   752,398
                                      -----------
            TOTAL SHORT TERM
             INVESTMENTS
            (Cost $752,399) - 2.7%        752,399
                                      -----------
            TOTAL INVESTMENTS
             (Cost
              $27,733,093) - 100.6%    28,294,258
            LIABILITIES IN EXCESS OF
            OTHER ASSETS - (0.6)%        (160,471)
                                      -----------
            NET ASSETS - 100.0%       $28,133,787
                                      ===========



(1) Interest rate shown is the 7 day yield as of October 31, 1998.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


Principal
Amount $                                Value $
---------                               -------

            ASSET BACKED SECURITIES - (35.1%)
  303,207   California
             Infrastructure Series
             1997-1 Class A1 5.980%
             12/26/2000                   304,238
1,250,000   Chase Manhattan Auto
             Owner Trust Series
             1997-B Class A3 6.350%
             02/15/2001                 1,264,388
1,250,000   Chase Manhattan RV Owner
             Trust Series 1997-A
             Class A5 6.050%
             11/15/2004                 1,284,037
            Contimortgage Home
             Equity Loan Trust
1,000,000    Series 1998-2 Class A3
             6.130% 03/15/2013          1,005,495
1,000,000    Series 1997-4 Class A5
             6.440% 12/15/2012          1,036,840
  934,576   Corestates Home Equity
             Trust Series 1996-1
             Class A2 6.750%
             12/15/2005                   939,492
1,000,000   Ford Credit Auto Owner
             Trust Series 1998-B
             Class A3 5.850%
             10/15/2001                 1,017,800
            Green Tree Financial
             Corporation
1,000,000    Series 1997-6 Class A3
             6.320% 01/15/2029          1,027,000
1,000,000    Series 1992-2 Class A4
             8.150% 01/15/2018          1,046,562
  960,017   Money Store Auto Trust
             Series 1997-4 Class A2
             6.350% 03/20/2004            974,638
  625,487   Nationsbank Auto Owner Trust
            Series 1996-A Class A3
             6.375% 07/15/2000            629,290
                                      -----------
            TOTAL ASSET BACKED
             SECURITIES
            (Cost
             $10,405,778) - 35.1%      10,529,780
                                      -----------

            GOVERNMENT AND AGENCY SECURITIES
            COLLATERALIZED MORTGAGE
             OBLIGATIONS - (15.2%)
            Federal Home Loan
             Mortgage Corporation
   92,433    Series 1386 Class B
             6.000% 12/15/2005             92,216
  754,266    Series 2020 Class A
             6.250% 02/15/2008            754,274
3,008,254   Federal National
             Mortgage Association
             Series 1991-173 Class
             PH 6.950% 01/25/2020       3,008,584
  716,748   Government National
             Mortgage Association
             Series 1995-5 Class H
             7.500% 10/20/2018            719,034
                                      -----------
                                        4,574,108
            FEDERAL AGENCIES - (8.2%)
1,000,000   Federal Home Loan Bank
             5.310% 11/30/1998            999,407
1,500,000   Federal National
            Mortgage Association
             4.720% 05/25/1999          1,459,144
                                      -----------
                                        2,458,551
            MORTGAGE PASS-THROUGH
             SECURITIES - (3.3%)
  952,855   Government National
             Mortgage Association
             Pool # 1989 8.500%
             04/20/2025                 1,000,497
                                      -----------
            TOTAL GOVERNMENT AND AGENCY
             SECURITIES
            (Cost
             $8,023,879) - 26.7%        8,033,156
                                      -----------



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998


Principal
Amount $                                Value $
---------                               -------

            CORPORATE BONDS - (7.1%)
1,000,000   Associates Corporation
             of North America 6.000%
             03/15/1999                 1,004,220
1,125,000   General Motors
             Acceptance Corporation
             (1) 5.219% 10/30/2000      1,119,836
                                      -----------
            TOTAL CORPORATE BONDS
            (Cost $2,123,132) - 7.1%    2,124,056
                                      -----------
            COMMERCIAL PAPER - (29.7%)
1,000,000   American Express Company
             5.400% 01/07/1999            990,423
1,000,000   Chrysler Financial
             Corporation 5.480%
             11/13/1998                   998,173
1,000,000   General Electric Capital
             Corporation 5.370%
             02/11/1999                   986,381
1,000,000   John Deere Capital
             Corporation 5.180%
             03/25/1999                   980,828
1,000,000   Merrill Lynch & Company,
             Incorporated 5.500%
             12/04/1998                   994,958
1,000,000   Morgan J P & Company,
             Incorporated 5.470%
             12/11/1998                   993,922
1,000,000   Norwest Financial,
             Incorporated 5.450%
             11/06/1998                   999,243
1,000,000   Prudential Funding
             Corporation 5.360%
             01/14/1999                   989,438
1,000,000   Sears Roebuck Acceptance
             Corporation 5.470%
             12/03/1998                   995,138
                                      -----------
            TOTAL COMMERCIAL PAPER
            (Cost
             $8,924,432) - 29.7%        8,928,504
                                      -----------
            CERTIFICATES OF DEPOSIT - (3.3%)
1,000,000   Credit Suisse Yankee
             5.740% 01/07/1999
             (Cost $999,763) - 3.3%     1,000,608
                                      -----------
            SHORT TERM INVESTMENTS - (5.1%)
  337,557   SSgA Money Market Fund
             4.962% (2)                   337,557
1,203,064   SSgA U.S. Government
             Fund 4.780% (2)            1,203,064
                                      -----------
            TOTAL SHORT TERM INVESTMENTS
            (Cost $1,540,621) - 5.1%    1,540,621
                                      -----------
            TOTAL INVESTMENTS
             (Cost
             $32,017,605) - 107.0%     32,156,725
            LIABILITIES IN EXCESS
            OF OTHER ASSETS - (7.0)%   (2,102,507)
                                      -----------
            NET ASSETS - 100.0%       $30,054,218
                                      ===========


(1) Floating rate security.
(2) Interest rate shown is the 7 day yield as of October 31, 1998.




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

                                 LARGE            SMALL
                             CAPITALIZATION   CAPITALIZATION     MIDCAP       INVESTMENT    SHORT-TERM
                                 EQUITY           VALUE           VALUE      GRADE INCOME   INVESTMENT
                                  FUND             FUND           FUND           FUND          FUND
                             --------------   --------------   -----------   ------------   -----------

ASSETS
  Investments in
     securities, at value -
     Note 2................   $60,505,958      $67,873,514     $10,593,252   $28,294,258    $32,156,725
  Dividends receivable.....       102,839            7,642             468             0              0
  Interest receivable......         1,090           11,798           3,128       311,033        148,571
  Receivable for securities
     sold..................             0                0               0       463,282              0
  Receivable for trust
     shares sold...........       206,728          173,800          26,184             0        106,704
  Deferred organizational
     costs.................         6,139            6,066          18,137         6,479          4,045
  Prepaid expenses.........         2,676           15,424             201         3,267          2,820
  Due from Schroder Capital
     Management Inc. -
     Note 3................             0            2,273               0             0            714
                              -----------      -----------     -----------   -----------    -----------
       TOTAL ASSETS........    60,825,430       68,090,517      10,641,370    29,078,319     32,419,579
LIABILITIES
  Payable for securities
     purchased.............             0          122,079          66,115       885,835      2,050,537
  Payable for trust shares
     redeemed..............        64,305           49,914           3,234             0        263,982
  Advisory fee payable -
     Note 3................        24,233           49,081           9,290             0         10,438
  Shareholder servicing fee
     payable - Note 4......             0               47               0             0              0
  Accounts payable and
     accrued expenses......        42,445            4,951          75,940        56,888         40,086
  Dividends payable........             0            1,837               0         1,809            318
                              -----------      -----------     -----------   -----------    -----------
       TOTAL LIABILITIES...       130,983          227,909         154,579       944,532      2,365,361
                              -----------      -----------     -----------   -----------    -----------
       NET ASSETS..........   $60,694,447      $67,862,608     $10,486,791   $28,133,787    $30,054,218
                              ===========      ===========     ===========   ===========    ===========
NET ASSETS
  Capital paid-in..........   $43,999,068      $57,414,022     $11,561,432   $26,684,577    $30,030,263
  Undistributed
     (distributions in
     excess of) net
     investment income.....       121,839                0           4,932        12,850         (3,572)
  Accumulated net realized
     gain (loss) on
     investments...........    13,210,711        1,159,680      (1,372,470)      875,195       (111,593)
  Net unrealized
     appreciation of
     investments...........     3,362,829        9,288,906         292,897       561,165        139,120
                              -----------      -----------     -----------   -----------    -----------
       NET ASSETS..........   $60,694,447      $67,862,608     $10,486,791   $28,133,787    $30,054,218
                              ===========      ===========     ===========   ===========    ===========




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)
OCTOBER 31, 1998

                                 LARGE            SMALL
                             CAPITALIZATION   CAPITALIZATION     MIDCAP       INVESTMENT    SHORT-TERM
                                 EQUITY           VALUE           VALUE      GRADE INCOME   INVESTMENT
                                  FUND             FUND           FUND           FUND          FUND
                             --------------   --------------   -----------   ------------   -----------

Investor Class:
  Net Assets...............   $60,694,447      $67,813,573     $10,483,466   $28,133,787    $30,054,218
  Net asset value, offering
     and redemption price
     per share.............   $     14.75      $     12.91     $      9.72   $     10.00    $      9.90
Total shares outstanding at
  end of period............     4,113,931        5,252,865       1,078,196     2,813,562      3,034,881
Advisor Class:
  Net Assets...............            --      $    49,035     $     3,325            --             --
  Net asset value, offering
     and redemption price
     per share.............            --      $     12.86     $      9.72            --             --
Total shares outstanding at
  end of period............            --            3,813             342            --             --
Cost of securities.........   $57,143,129      $58,584,608     $10,300,355   $27,733,093    $32,017,605





See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                      LARGE            SMALL
                                  CAPITALIZATION   CAPITALIZATION     MIDCAP       INVESTMENT    SHORT-TERM
                                      EQUITY           VALUE           VALUE      GRADE INCOME   INVESTMENT
                                       FUND             FUND           FUND           FUND          FUND
                                  --------------   --------------   -----------   ------------   ----------
INVESTMENT INCOME
  Dividend income...............   $   743,824      $    808,836    $   109,250    $        0    $        0
  Interest income...............        60,595           223,584         40,633     1,719,619     1,622,892
  Foreign taxes withheld........        (2,072)                0              0             0             0
                                   -----------      ------------    -----------    ----------    ----------
       TOTAL INCOME.............       802,347         1,032,420        149,883     1,719,619     1,622,892
EXPENSES
  Investment advisory fees -
     Note 3.....................       428,911           849,196        104,762       135,403       114,344
  Shareholder servicing fees -
     Note 4.....................             0                56              0             0             0
  Administrative fees -
     Note 3.....................        76,431           115,327         17,015        39,562        41,377
  Custodian fees................        44,400            56,745         40,740        41,399        36,000
  Audit fees....................        16,400            16,536         17,682        16,400        16,400
  Legal fees....................        20,000            20,246         20,094        20,000        20,000
  Printing expenses.............         7,700             5,092         10,023         8,000         8,000
  Trustees fees - Note 5........         4,000             7,051          4,220         3,000         2,400
  Transfer agent fees...........        54,000            55,000         39,104        44,717        50,000
  Organizational expenses.......         9,647             9,720         14,645         9,647         9,647
  Registration fees.............        20,000            20,113         18,059        17,279        17,000
  Insurance.....................         4,950            10,084            703         2,855         3,900
  Other.........................         2,557             4,379            442         1,370         1,511
  Expenses borne by Schroder
     Capital Management Inc. -
     Note 3.....................             0           (13,941)      (130,268)      (19,660)      (26,333)
  Expenses waived by Schroder
     Capital Management Inc. -
     Note 3.....................       (92,467)                0              0       (79,318)            0
                                   -----------      ------------    -----------    ----------    ----------
       TOTAL EXPENSES...........       596,529         1,155,604        157,221       240,654       294,246
                                   -----------      ------------    -----------    ----------    ----------
       NET INVESTMENT INCOME
          (LOSS)................       205,818          (123,184)        (7,338)    1,478,965     1,328,646
                                   -----------      ------------    -----------    ----------    ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments................    17,791,908         1,642,336     (1,230,448)      937,282           (74)
  Change in net unrealized
     appreciation (depreciation)
     of investments.............    (7,399,855)      (13,419,656)       234,550      (316,048)      113,160
                                   -----------      ------------    -----------    ----------    ----------
       NET GAIN (LOSS)..........    10,392,053       (11,777,320)      (995,898)      621,234       113,086
                                   -----------      ------------    -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................   $10,597,871      $(11,900,504)   $(1,003,236)   $2,100,199    $1,441,732
                                   ===========      ============    ===========    ==========    ==========




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
OCTOBER 31, 1998

                                         LARGE CAPITALIZATION            SMALL CAPITALIZATION
                                              EQUITY FUND                     VALUE FUND
                                       -------------------------      --------------------------
                                          YEAR          YEAR              YEAR          YEAR
                                          ENDED         ENDED            ENDED          ENDED
                                        10/31/98      10/31/97          10/31/98      10/31/97
                                        --------      --------          --------      --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
     Net investment income (loss)....  $   205,818   $   323,538      $   (123,184)  $  (278,667)
     Net realized gain (loss) on
       investments...................   17,791,908     8,236,625         1,642,336    15,073,103
     Change in net unrealized
       appreciation (depreciation) of
       investments...................   (7,399,855)    3,525,651       (13,419,656)   13,740,928
                                       -----------   -----------      ------------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations....................   10,597,871    12,085,814       (11,900,504)   28,535,364
  Net equalization credits...........            0             0                 0             0
  Dividends and distributions to
     Investor Shareholders:
     From net investment income......     (267,881)     (386,573)                0             0
     From net realized capital
       gains.........................   (8,235,872)   (2,294,529)      (14,815,244)   (5,368,195)
  Dividends and distributions to
     Advisor Shareholders:
     From net investment income......           --            --                 0             0
     From net realized capital
       gains.........................           --            --            (3,017)            0
     Net increase (decrease) from
       Investor share transactions...   13,048,089    (6,757,731)       (2,176,361)   24,925,518
     Net increase (decrease) from
       Advisor share transactions....           --            --            (7,484)       58,347
                                       -----------   -----------      ------------   -----------
     TOTAL INCREASE (DECREASE).......   15,142,207     2,646,981       (28,902,610)   48,151,034
  Net Assets
     Beginning of period.............   45,552,240    42,905,259        96,765,218    48,614,184
                                       -----------   -----------      ------------   -----------
     End of period...................  $60,694,447   $45,552,240      $ 67,862,608   $96,765,218
                                       ===========   ===========      ============   ===========
Including undistributed
  (distributions in excess of) net
  investment income..................  $   121,839   $   235,504      $          0   $       (23)


(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
OCTOBER 31, 1998

              MIDCAP VALUE                INVESTMENT GRADE                 SHORT-TERM
                  FUND                      INCOME FUND                 INVESTMENT FUND
       --------------------------    --------------------------    --------------------------
          YEAR          PERIOD          YEAR           YEAR           YEAR           YEAR
          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
        10/31/98      10/31/97(1)     10/31/98       10/31/97       10/31/98       10/31/97
        --------      -----------     --------       --------       --------       --------
       $    (7,338)   $    (8,680)   $ 1,478,965    $ 1,336,280    $ 1,328,646    $ 1,442,775
        (1,230,448)      (144,375)       937,282        (45,129)           (74)        (4,609)
           234,550         58,347       (316,048)       535,056        113,160          8,461
       -----------    -----------    -----------    -----------    -----------    -----------
        (1,003,236)       (94,708)     2,100,199      1,826,207      1,441,732      1,446,627
                 0              0          2,797          2,056              0              0
                 0              0     (1,482,588)    (1,335,618)    (1,334,421)    (1,442,734)
                 0              0              0       (246,670)             0              0
                --             --             --             --             --             --
                --             --             --             --             --             --
         1,421,327     10,160,224        830,443      2,729,362      2,600,601     (3,184,155)
             3,184             --             --             --             --             --
       -----------    -----------    -----------    -----------    -----------    -----------
           421,275     10,065,516      1,450,851      2,975,337      2,707,912     (3,180,262)
        10,065,516              0     26,682,936     23,707,599     27,346,306     30,526,568
       -----------    -----------    -----------    -----------    -----------    -----------
       $10,486,791    $10,065,516    $28,133,787    $26,682,936    $30,054,218    $27,346,306
       ===========    ===========    ===========    ===========    ===========    ===========
       $     4,932    $         0    $    12,850    $    (4,305)   $    (3,572)   $       977


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                       PERIOD
                                                  YEAR ENDED OCTOBER 31,                ENDED
                                          ---------------------------------------    OCTOBER 31,
                                           1998        1997      1996      1995       1994 (1)
                                           ----        ----      ----      ----      -----------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $ 14.48     $ 12.18   $ 11.12   $  9.45      $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.................     0.05(2)     0.10      0.11      0.11(2)      0.06(2)
  Net Realized and Unrealized Gain
     (Loss) on Investments..............     2.95        3.04      1.92      1.63        (0.61)
                                          -------     -------   -------   -------      -------
  TOTAL FROM INVESTMENT OPERATIONS......     3.00        3.14      2.03      1.74        (0.55)
                                          -------     -------   -------   -------      -------
LESS DISTRIBUTIONS:
  From Net Investment Income............    (0.09)      (0.11)    (0.13)    (0.07)        0.00
  From Net Realized Capital Gains.......    (2.64)      (0.73)    (0.84)     0.00         0.00
                                          -------     -------   -------   -------      -------
  Total Distributions...................    (2.73)      (0.84)    (0.97)    (0.07)        0.00
                                          -------     -------   -------   -------      -------
NET ASSET VALUE AT END OF PERIOD........  $ 14.75     $ 14.48   $ 12.18   $ 11.12      $  9.45
                                          =======     =======   =======   =======      =======
TOTAL RETURN............................    23.91%      26.18%    19.30%    18.63%       (5.50)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...  $60,694     $45,552   $42,905   $38,088      $21,309
  Ratio of Operating Expenses to Average
     Net Assets.........................     1.04%(2)    1.23%     1.26%     1.40%(2)     1.30%(2)(4)
  Ratio of Net Investment Income to
     Average Net Assets.................     0.36%       0.63%     0.94%     1.27%        1.37%(4)
  Portfolio Turnover Rate...............   161.11%      64.91%    56.83%    83.15%      102.56%(3)



(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 -- $0.03 and 1.20%, 1995 -- $0.11 and 1.45%; 1994
    -- $0.02 and 2.17%, respectively.
(3) Not annualized.
(4) Annualized.




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                       PERIOD
                                                   YEAR ENDED OCTOBER 31,               ENDED
                                            -------------------------------------    OCTOBER 31,
                                             1998      1997      1996      1995       1994 (1)
                                             ----      ----      ----      ----      -----------
NET ASSET VALUE AT BEGINNING OF PERIOD...   $ 17.67   $ 13.05   $ 10.77   $  9.77      $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)...........     (0.02)    (0.05)    (0.05)    (0.03)(2)     0.00(2)
  Net Realized and Unrealized Gain (Loss)
     on Investments......................     (2.05)     5.65      2.34      1.03        (0.23)
                                            -------   -------   -------   -------      -------
  TOTAL FROM INVESTMENT OPERATIONS.......     (2.07)     5.60      2.29      1.00        (0.23)
                                            -------   -------   -------   -------      -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains........     (2.69)    (0.98)    (0.01)     0.00         0.00
                                            -------   -------   -------   -------      -------
  Total Distributions....................     (2.69)    (0.98)    (0.01)     0.00         0.00
                                            -------   -------   -------   -------      -------
NET ASSET VALUE AT END OF PERIOD.........   $ 12.91   $ 17.67   $ 13.05   $ 10.77      $  9.77
                                            =======   =======   =======   =======      =======
TOTAL RETURN.............................    (13.29)%   48.46%    21.17%    10.27%       (2.30)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)....   $67,814   $96,709   $48,614   $47,929      $21,193
  Ratio of Operating Expenses to Average
     Net Assets..........................      1.29%     1.32%     1.43%     1.56%(2)     1.45%(2)(4)
  Ratio of Net Investment Income to
     Average Net Assets..................     (0.14)%   (0.36)%   (0.34)%   (0.29)%       0.17%(4)
  Portfolio Turnover Rate................     87.51%    77.48%    81.63%    45.74%       18.53%(3)



(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income (Loss) per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 -- $(0.03) and 1.62%; 1994 -- $(0.04) and 3.15%, respectively.
(3) Not annualized.
(4) Annualized.




See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                      PERIOD
                                                                  YEAR ENDED           ENDED
                                                                  OCTOBER 31,       OCTOBER 31,
                                                                     1998            1997 (1)
                                                                  -----------       -----------

NET ASSET VALUE AT BEGINNING OF PERIOD.....................         $ 17.67           $18.29
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss......................................           (0.02)(2)        (0.01)
  Net Realized and Unrealized Loss on Investments..........           (2.10)           (0.61)
                                                                    -------           ------
  TOTAL FROM INVESTMENT OPERATIONS.........................           (2.12)           (0.62)
                                                                    -------           ------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains..........................           (2.69)            0.00
                                                                    -------           ------
  Total Distributions......................................           (2.69)            0.00
                                                                    -------           ------
NET ASSET VALUE AT END OF PERIOD...........................         $ 12.86           $17.67
                                                                    =======           ======
TOTAL RETURN...............................................          (13.63)%          (3.39)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)......................         $    49           $   56
  Ratio of Operating Expenses to Average Net Assets........            1.54%(2)         1.46%(4)
  Ratio of Net Investment Income to Average Net Assets.....           (0.42)%           0.63%(4)
  Portfolio Turnover Rate..................................           87.51%           77.48%(5)


(1) For the period September 26, 1997 (initial offering date of Advisor Shares of the Fund) through October 31, 1997.
(2) Net Investment Loss is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1998 -- $(3.68) and 77.44%, respectively.
(3) Not annualized.
(4) Annualized.
(5) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1997.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                      PERIOD
                                                                  YEAR ENDED           ENDED
                                                                  OCTOBER 31,       OCTOBER 31,
                                                                     1998            1997 (1)
                                                                  -----------       -----------
NET ASSET VALUE AT BEGINNING OF PERIOD.....................         $ 10.36           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (2).........................           (0.01)             0.00
  Net Realized and Unrealized Gain (Loss) on Investments...           (0.63)             0.36
                                                                    -------           -------
  TOTAL FROM INVESTMENT OPERATIONS.........................           (0.64)             0.36
                                                                    -------           -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains..........................            0.00              0.00
                                                                    -------           -------
  Total Distributions......................................            0.00              0.00
                                                                    -------           -------
NET ASSET VALUE AT END OF PERIOD...........................         $  9.72           $ 10.36
                                                                    =======           =======
TOTAL RETURN...............................................           (6.18)%            3.60%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)......................         $10,484           $10,066
  Ratio of Operating Expenses to Average Net Assets (2)....            1.35%             1.35%(4)
  Ratio of Net Investment Income to Average Net Assets.....           (0.06)%           (0.13)%(4)
  Portfolio Turnover Rate..................................          165.62%            11.96%(3)

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(2) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income (Loss) per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 -- $(0.12) and 2.47%, 1997 -- $(0.06) and 4.33%, respectively.
(3) Not annualized.
(4) Annualized.


See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 PERIOD
                                                                 ENDED
                                                              OCTOBER 31,
                                                                1997 (1)
                                                              ------------

NET ASSET VALUE AT BEGINNING OF PERIOD......................    $  9.30
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss (2)...................................      (0.00)
  Net Realized and Unrealized Gain on Investments...........       0.42
                                                                -------
  TOTAL FROM INVESTMENT OPERATIONS..........................       0.42
                                                                -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains...........................       0.00
                                                                -------
  Total Distributions.......................................       0.00
                                                                -------
NET ASSET VALUE AT END OF PERIOD............................    $  9.72
                                                                =======
TOTAL RETURN................................................       4.52%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).......................    $     3
  Ratio of Operating Expenses to Average Net Assets (2).....       1.60%(4)
  Ratio of Net Investment Income to Average Net Assets......      (1.06)%(4)
  Portfolio Turnover Rate...................................     165.62%(5)


(1) For the period October 23, 1998 (initial offering date of Advisor Shares of the Fund) through October 31, 1998.
(2) Net Investment Loss is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1998 -- $(1.38) and 671.68%.
(3) Not annualized.
(4) Annualized.
(5) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1998.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                 YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                        ----------------------------------------    OCTOBER 31,
                                         1998       1997       1996       1995        1994 (1)
                                         ----       ----       ----       ----        --------

NET ASSET VALUE AT BEGINNING OF
  PERIOD..............................  $  9.77    $  9.70    $  9.93    $  9.14      $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2)...........     0.54       0.49       0.53       0.59         0.34
  Net Realized and Unrealized Gain
     (Loss) on Investments............     0.23       0.16      (0.11)      0.79        (0.83)
                                        -------    -------    -------    -------      -------
  TOTAL FROM INVESTMENT OPERATIONS....     0.77       0.65       0.42       1.38        (0.49)
                                        -------    -------    -------    -------      -------
LESS DISTRIBUTIONS:
  From Net Investment Income..........    (0.54)     (0.49)     (0.53)     (0.59)       (0.34)
  From Net Realized Capital Gains.....     0.00      (0.09)     (0.12)      0.00         0.00
  Tax Return of Capital...............     0.00       0.00       0.00       0.00        (0.03)
                                        -------    -------    -------    -------      -------
  Total Distributions.................    (0.54)     (0.58)     (0.65)     (0.59)       (0.37)
                                        -------    -------    -------    -------      -------
NET ASSET VALUE AT END OF PERIOD......  $ 10.00    $  9.77    $  9.70    $  9.93      $  9.14
                                        =======    =======    =======    =======      =======
TOTAL RETURN..........................     8.10%      7.68%      4.38%     15.62%        (4.90)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
     (000's)..........................  $28,134    $26,683    $23,708    $23,704      $12,905
  Ratio of Operating Expenses to
     Average Net Assets (2)...........     0.89%      1.12%      1.12%      1.06%        0.87%(4)
  Ratio of Net Investment Income to
     Average Net Assets...............     5.47%      5.58%      5.46%      6.35%        6.39%(4)
  Portfolio Turnover Rate.............   112.69%     43.65%     68.76%    113.50%      115.63%(3)


(1) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 -- $0.51 and 1.25%, 1997 -- $0.47 and 1.33%,
    1996 -- $0.52 and 1.24%, 1995 -- $0.56 and 1.50%; 1994 -- $0.21 and 3.98%,
    respectively.
(3) Not annualized.
(4) Annualized.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                           YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                  ----------------------------------------    OCTOBER 31,
                                   1998       1997       1996       1995        1994 (1)
                                   ----       ----       ----       ----        --------

NET ASSET VALUE AT BEGINNING OF
  PERIOD........................  $  9.87    $  9.87    $  9.88    $  9.88      $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income.........     0.46(2)    0.46(2)    0.45       0.49(2)      0.30(2)
  Net Realized and Unrealized
     Gain (Loss) on
     Investments................     0.03      (0.00)      0.00       0.00        (0.12)
                                  -------    -------    -------    -------      -------
  TOTAL FROM INVESTMENT
     OPERATIONS.................     0.49       0.46       0.45       0.49         0.18
                                  -------    -------    -------    -------      -------
LESS DISTRIBUTIONS:
  From Net Investment Income....    (0.46)     (0.46)     (0.45)     (0.49)       (0.30)
  In Excess of Net Investment
     Income.....................     0.00       0.00      (0.01)      0.00         0.00
                                  -------    -------    -------    -------      -------
  Total Distributions...........    (0.46)     (0.46)     (0.46)     (0.49)       (0.30)
                                  -------    -------    -------    -------      -------
NET ASSET VALUE AT END OF
  PERIOD........................  $  9.90    $  9.87    $  9.87    $  9.88      $  9.88
                                  =======    =======    =======    =======      =======
TOTAL RETURN....................     5.09%      4.74%      4.63%      5.02%        1.83%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
     (000's)....................  $30,054    $27,346    $30,527    $33,936      $30,771
  Ratio of Operating Expenses to
     Average Net Assets.........     1.03%(2)   1.03%(2)   1.00%      0.95%(2)     0.78%(2)(4)
  Ratio of Net Investment Income
     to Average Net Assets......     4.65%      4.64%      4.50%      4.91%        4.48%(4)
  Portfolio Turnover Rate.......    92.95%     65.57%    154.66%     27.86%       71.38%(3)


(1) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1998 -- $0.45 and 1.12%, 1997 -- $0.46 and 1.05%, 1995 -- $0.47 and 1.08%;
    1994 -- $0.24 and 1.66%, respectively.
(3) Not annualized.
(4) Annualized.



See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

NOTE 1 -- ORGANIZATION

Schroder Series Trust (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios -- Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund (collectively, the "Funds"). Each Fund is presently authorized to issue two classes of shares -- "Investor Shares" and "Advisor Shares", except that Schroder Short-Term Investment Fund may issue Investor Shares only. As of October 31, 1998, each Fund had issued Investor Shares and only Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund had issued Advisor Shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with generally accepted accounting principles.

VALUATION OF INVESTMENTS: Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange, or, if traded in the over-the-counter market or on a national securities exchange for which no sales took place on the day of valuation, at the last available bid price. Debt securities are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees of the Trust ("Trustees").

REPURCHASE AGREEMENTS: Funds may enter into repurchase agreements with approved institutions. Repurchase agreements are collateralized by U.S. Government securities. The Trust's custodian takes possession of the underlying securities, the market value of which, at the time of purchase, at least equals the resale price, principal amount plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the underlying securities is marked-to-market on a daily basis to ensure the adequacy of the underlying securities. Schroder Capital Management Inc. ("SCM"), investment adviser to the Trust, is responsible for determining that the value of the underlying securities is at all times at least equal to the resale price. In the event of default by the seller to repurchase the securities, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds from the sale, including accrued interest, is less than the resale price of the repurchase agreement. If the seller should be involved in bankruptcy or insolvency proceedings, realization and/or retention of the underlying securities or proceeds may be subject to legal proceedings.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund and/or class of shares. Expenses not directly attributed to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by SCM or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income are declared and distributed at least annually for Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund; declared and distributed monthly for Schroder Investment Grade Income Fund; and declared daily and distributed monthly for Schroder Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

With respect to each Fund that currently offers two classes of shares, investment income and gains (losses) on investments are allocated to both classes of a Fund on the basis of the daily net assets of each class. Shareholder servicing fees relating to the Advisor Class are charged directly to that class. Neither class has preferential dividend rights. Income dividends, if any, paid by a Fund on its two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

DEFERRED ORGANIZATION COSTS: Costs and expenses of the Funds paid by SCM and its affiliates in connection with the organization of the Funds and the initial public offering of their shares have been deferred by the Funds and are being amortized on a straight-line basis from the date operations commenced over a period during which it is expected a benefit will be realized, not to exceed five years. SCM has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. For this purpose, SCM has specified that its initial investment in the Schroder MidCap Value Fund was in the amount of $100,000.

EQUALIZATION: Schroder Investment Grade Income Fund follows an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the Fund's shares.

FEDERAL INCOME TAXES: It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

As of October 31, 1998, the Funds listed had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
FUND                                                    AMOUNT      OCTOBER 31,
----                                                    ------      -----------

Schroder MidCap Value Fund..........................  $  144,375       2005
Schroder MidCap Value Fund..........................   1,137,669       2006
Schroder Short-Term Investment Fund.................     104,408       2004
Schroder Short-Term Investment Fund.................       4,553       2005
Schroder Short-Term Investment Fund.................       2,632       2006


Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales and excise tax regulations.

At October 31, 1998, the Trust reclassified the following amounts between paid in capital, accumulated undistributed net investment income and accumulated undistributed net realized gain (loss):

                                                             INCREASE (DECREASE)   INCREASE (DECREASE)
                                       INCREASE (DECREASE)    UNDISTRIBUTED NET        ACCUMULATED
                                         PAID IN CAPITAL      INVESTMENT INCOME    REALIZED GAIN (LOSS)
                                       -------------------   -------------------   --------------------

Schroder Large Capitalization
  Equity Fund........................      $4,587,957             $(51,602)            $(4,536,355)
Schroder Small Capitalization
  Value Fund.........................         329,201              123,207                (452,408)
Schroder MidCap Value Fund...........         (14,623)              12,270                   2,353
Schroder Investment Grade Income
  Fund...............................          (1,370)              17,981                 (16,611)
Schroder Short-Term Investment
  Fund...............................           1,332                1,226                  (2,558)

These reclassifications had no impact on the nest asset value of the Funds and are designed to present each Fund's capital accounts on a tax basis.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

The Trust has entered into an investment advisory agreement with SCM. Under the agreement, SCM provides investment management services, and is entitled to receive for its services compensation monthly at the following annual rates based on average daily net assets of each Fund taken separately: 0.75% for Schroder Large Capitalization Equity Fund; 0.95% for Schroder Small Capitalization Value Fund; 0.90% for Schroder MidCap Value Fund; 0.50% for Schroder Investment Grade Income Fund; and 0.40% for Schroder Short-Term Investment Fund.

SCM has voluntarily undertaken, through October 31, 1999, to waive a portion of the investment advisory fees it is entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund will pay investment advisory fees



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

to SCM at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund will pay no investment advisory fees.

In addition, SCM has voluntarily agreed to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds until October 31, 1999, to the extent that a Fund's total operating expenses attributable to its Investor Shares and its Advisor Shares exceed the following annual rates: 1.55% and 1.80% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Large Capitalization Equity Fund; 1.70% and 1.95% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Small Capitalization Value Fund; 1.35% and 1.60% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder MidCap Value Fund; 1.12% and 1.37% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Investment Grade Income Fund; and 1.03% of average daily net assets attributable to Investor Shares of Schroder Short-Term Investment Fund. The Trust pays all expenses not assumed by SCM, including Trustees' fees, auditing, legal, custodial, and shareholder servicing and shareholder reporting expenses.

The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust pays compensation to State Street at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of each Fund's average daily net assets, 0.06% of the next $125 million of each Fund's average daily net assets and 0.04% of each Fund's average daily net assets in excess of $250 million, subject to certain minimum requirements.

NOTE 4 -- SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder servicing plan for the Advisor Shares of each Fund except Schroder Short-Term Investment Fund. Under the plan, Schroder Fund Advisors Inc. or shareholder servicing organizations provide administrative support services to shareholders of a Fund's Advisor Shares. For providing or arranging for the provision of these shareholder services, Schroder Fund Advisors Inc. receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund attributable to its Advisor Shares. Schroder Fund Advisors Inc. may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are employees of SCM. Trustees who are not interested persons of the Trust, SCM or Schroder Fund Advisors Inc. will receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the period ended October 31, 1998 were as follows:

                                           NON-                          NON-
                                        GOVERNMENT     GOVERNMENT     GOVERNMENT     GOVERNMENT
                                         PURCHASES      PURCHASES        SALES          SALES
                                        -----------    -----------    -----------    -----------
Schroder Large Capitalization Equity
  Fund................................  $91,050,716    $ 3,576,458    $86,901,088    $ 1,606,239
Schroder Small Capitalization Value
  Fund................................   73,801,188              0     87,124,637              0
Schroder MidCap Value Fund............   19,836,918              0     18,165,001              0
Schroder Investment Grade Income
  Fund................................   11,293,751     20,197,986      8,760,859     20,712,344
Schroder Short-Term Investment Fund...   13,935,548      6,871,904      7,310,631      3,999,453


The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 1998 were as follows:

                                                            GROSS UNREALIZED           NET UNREALIZED
                                  IDENTIFIED COST    APPRECIATION    (DEPRECIATION)     APPRECIATION
                                  ---------------    ------------    --------------    --------------

Schroder Large Capitalization
  Equity Fund...................    $57,143,654      $ 5,004,115      $(1,641,811)       $3,362,304
Schroder Small Capitalization
  Value Fund....................     58,679,969       10,782,269       (1,588,724)        9,193,545
Schroder MidCap Value Fund......     10,390,781        1,019,264         (819,793)          199,471
Schroder Investment Grade Income
  Fund..........................     27,733,347          655,904          (94,993)          560,911
Schroder Short-Term Investment
  Fund..........................     32,017,605          145,349           (6,229)          139,120




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

NOTE 7 -- SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for each Fund:

                                                YEAR ENDED                    YEAR ENDED
                                             OCTOBER 31, 1998              OCTOBER 31, 1997
                                          SHARES        DOLLARS         SHARES        DOLLARS
                                        ----------    ------------    ----------    ------------

SCHRODER LARGE CAPITALIZATION EQUITY
  FUND INVESTOR SHARES
  Shares sold.........................   2,358,624    $ 33,242,828     1,127,960    $ 15,235,730
  Shares issued to shareholders in
     reinvestment.....................     672,845       8,486,981       215,393       2,664,515
  Shares redeemed.....................  (2,063,508)    (28,681,720)   (1,720,780)    (24,657,976)
                                        ----------    ------------    ----------    ------------
  Net increase (decrease).............     967,961    $ 13,048,089      (377,427)   $ (6,757,731)
                                        ==========    ============    ==========    ============

SCHRODER SMALL CAPITALIZATION VALUE
  FUND INVESTOR SHARES
  Shares sold.........................   2,332,423    $ 33,749,377     3,086,934    $ 46,850,624
  Shares issued to shareholders in
     reinvestment.....................     987,453      14,680,429       405,502       5,332,355
  Shares redeemed.....................  (3,538,630)    (50,606,167)   (1,744,917)    (27,257,461)
                                        ----------    ------------    ----------    ------------
  Net (decrease) increase.............    (218,754)   $ (2,176,361)    1,747,519    $ 24,925,518
                                        ==========    ============    ==========    ============

                                                                            FOR THE PERIOD
                                                                          SEPTEMBER 26, 1997
                                                                         TO OCTOBER 31, 1997
                                                                        SHARES        DOLLARS
                                                                      ----------    ------------
SCHRODER SMALL CAPITALIZATION VALUE
  FUND ADVISOR SHARES
  Shares sold.........................       4,118    $     50,654         3,180    $     58,347
  Shares issued to shareholders in
     reinvestment.....................          81           1,208             0               0
  Shares redeemed.....................      (3,566)        (59,346)           (0)             (0)
                                        ----------    ------------    ----------    ------------
  Net increase (decrease).............         633    $     (7,484)        3,180    $     58,347
                                        ==========    ============    ==========    ============




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

                                              YEAR ENDED             FOR THE PERIOD AUGUST 1, 1997
                                           OCTOBER 31, 1998               TO OCTOBER 31, 1997
                                        SHARES        DOLLARS          SHARES           DOLLARS
                                       --------     ------------     -----------     --------------

SCHRODER MIDCAP VALUE FUND INVESTOR
  SHARES
  Shares sold........................   612,837     $  6,657,769      1,017,450       $ 10,654,297
  Shares issued to shareholders in
     reinvestment....................         0                0              0                  0
  Shares redeemed....................  (506,218)      (5,236,442)       (45,873)          (494,073)
                                       --------     ------------      ---------       ------------
  Net increase.......................   106,619     $  1,421,327        971,577       $ 10,160,224
                                       ========     ============      =========       ============

                                            FOR THE PERIOD
                                           OCTOBER 23, 1998
                                          TO OCTOBER 31, 1998
                                        SHARES        DOLLARS
                                       --------     ------------

SCHRODER MIDCAP VALUE FUND ADVISOR
  SHARES
  Shares sold........................       342     $      3,184
  Shares issued to shareholders in
     reinvestment....................         0                0
  Shares redeemed....................        (0)              (0)
                                       --------     ------------
  Net increase.......................       342     $      3,184
                                       =========    ============

                                              YEAR ENDED                     YEAR ENDED
                                           OCTOBER 31, 1998               OCTOBER 31, 1997
                                        SHARES        DOLLARS         SHARES         DOLLARS
                                       --------     ------------     ---------     ------------
SCHRODER INVESTMENT GRADE INCOME FUND
  INVESTOR SHARES
  Shares sold........................   413,213     $  4,144,975       733,026     $  7,023,844
  Shares issued to shareholders in
     reinvestment....................   147,906        1,460,393       162,500        1,557,874
  Shares redeemed....................  (479,624)      (4,772,128)     (607,125)      (5,850,300)
  Income equalization received.......         0           (2,797)            0           (2,056)
                                       --------     ------------     ---------     ------------
  Net increase.......................    81,495     $    830,443       288,401     $  2,729,362
                                       ========     ============     =========     ============


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998

                                            YEAR ENDED                       YEAR ENDED
                                         OCTOBER 31, 1998                 OCTOBER 31, 1997
                                     SHARES          DOLLARS          SHARES          DOLLARS
                                   ----------     -------------     ----------     -------------

SCHRODER SHORT-TERM INVESTMENT
  FUND INVESTOR SHARES
  Shares sold....................   2,559,113     $  25,265,801      1,733,819     $  17,100,221
  Shares issued to shareholders
     in reinvestment.............     135,287         1,334,916        143,695         1,417,451
  Shares redeemed................  (2,430,714)      (24,000,116)    (2,200,190)      (21,701,827)
                                   ----------     -------------     ----------     -------------
  Net increase (decrease)........     263,686     $   2,600,601       (322,676)    $  (3,184,155)
                                   ==========     =============     ==========     =============


NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning 5% or more of a class of shares of a Fund outstanding as of October 31, 1998 and the total percentage of the class of shares of the Fund held by such shareholders.

                                                              5% OR GREATER SHAREHOLDERS
                                                              --------------------------
                                                              NUMBER     % OF FUND HELD
                                                              -------    ---------------
Schroder Large Capitalization Equity Fund -- Investor.......     3            46.78%
Schroder Small Capitalization Value Fund -- Investor........     4            22.47%
Schroder Small Capitalization Value Fund -- Advisor.........     1            92.43%
Schroder MidCap Value Fund -- Investor......................     2            39.44%
Schroder MidCap Value Fund -- Advisor.......................     1           100.00%
Schroder Investment Grade Income Fund -- Investor...........     3            58.64%
Schroder Short-Term Investment Fund -- Investor.............     2            16.82%

NOTE 9 -- TAX INFORMATION NOTICE

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 1998:

Schroder Large Capitalization Equity Fund and Schroder MidCap Value Fund had 17.55% and 92.57% of 1998 dividends qualify for corporate dividends received deduction, respectively.

Schroder Large Capitalization Equity Fund and Schroder Small Capitalization Value Fund designated $7,264,557 and $11,901,987 as capital gains dividends for the purpose of the dividend paid deduction, respectively.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Trustees of Schroder Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Schroder Series Trust (a Massachusetts business trust comprising, respectively, the Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund) as of October 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Schroder Series Trust as of October 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period ended October 31, 1994, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

New York, New York
December 11, 1998




--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

INVESTMENT MANAGER
Schroder Capital Management Inc.

OFFICERS
Mark J. Smith, Chairman
Ashbel C. Williams Jr., President
Jane P. Lucas, Vice President
Catherine A. Mazza, Vice President
Robert C. Michele, Vice President
Fergal Cassidy, Treasurer
Alan M. Mandel, Assistant Treasurer
Alexandra Poe, Clerk
Barbara Gottlieb, Assistant Clerk
Carin Muhlbaum, Assistant Clerk
Nicholas Rossi, Assistant Clerk

TRUSTEES
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
Clarence F. Michalis
Hermann C. Schwab
Mark J. Smith

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP



================================================================================
The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.
================================================================================




--------------------------------------------------------------------------------

                                               [SCHRODER LOGO]
                                               ============================


                                               SCHRODER SERIES TRUST


                                               Schroder Large
                                               Capitalization Equity
                                               Fund


                                               Schroder Small
                                               Capitalization Value Fund


                                               Schroder MidCap
                                               Value Fund


                                               Schroder Investment
                                               Grade Income Fund

Schroder Series Trust
    P.O. Box 8507                              Schroder Short-Term
 Boston, Mass. 02266                           Investment Fund
     800-464-3108

        1098WS                                 ANNUAL REPORT
                                               October 31, 1998